EXHIBIT 23
INDEPENDENT AUDITORS' CONSENT

We consent to the  incorporation  by reference in (i)  Registration  Statement Nos.  33-42500,
33-42499,  33-42553, 333-89128,  and  333-89180  on Forms S-8 and (ii)  Registration  Statement
No.  333-59183 on Form S-3 of our report dated March 1, 2003,  appearing in and  incorporated by reference in this Annual  Report on Form 10-K of Dillard's, Inc. and subsidiaries for the year ended February 1, 2003.

DELOITTE & TOUCHE LLP

Dallas, Texas
April 8, 2003